                                                                EXHIBIT 10.15.03
                                                                       [GRAPHIC]

COMPASS
BANK

                               CONTINUING GUARANTY

                                   (UNLIMITED)



    (1) FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter called "Guarantor") unconditionally guaranties and promises to pay to COMPASS BANK (hereinafter called "Bank") or order in lawful money of the United States, any and all Indebtedness of ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter called "Borrower") to Bank. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower to Bank, heretofore, now, or hereafter existing, made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, not limited to, but including principal, interest, cost of collection, attorney's fees and all other lawful charges, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness maybe or hereafter become barred by any statute of limitations, or whether such Indebtedness may be now or hereafter become otherwise unenforceable.

    (2) The liability of Guarantor shall be unlimited and shall cover all Indebtedness of Borrower to Bank. This is a continuing guaranty relating to any Indebtedness, including Indebtedness arising under successive transactions which shall either continue Indebtedness or from time to time renew Indebtedness after such Indebtedness has been satisfied. This Guaranty shall remain in effect until Bank's written acknowledgment of Bank's receipt of written notice of revocation by Guarantor as to future transactions, and even after Bank's receipt and acknowledgment or revocation, this Guaranty shall remain effective as to Indebtedness then outstanding, and as to all advances or extensions of credit made to or on behalf of Borrower subsequent thereto pursuant to any commitment or credit arrangement relating to any Indebtedness in effect at the time of Bank's acknowledgment of revocation which commitment or credit arrangement permits, provides for or obligates Bank to make such advance or extension of credit, including any construction loan, line of credit or letter of credit. A notice of revocation shall be effective only with respect to those of the Guarantors (if more than one) as shall have given notice of revocation as specified herein. Notwithstanding anything to the contrary contained or implied herein or in any other document, this Guaranty may not be revoked or terminated, other than with the prior written consent of the Bank, except upon strict compliance with the conditions and requirements heretofore set forth in this Section (2), and this Guaranty will not be revoked or terminated by any action, event or circumstance, including payment in full of all of the Indebtedness. In the event any sums or other things of value that are paid or transferred to or otherwise received by the Bank are rescinded, recovered, required to be returned, set aside, rendered void or otherwise adversely affected in any legal proceeding or for any cause whatsoever, including under any law, rule or regulation relative to bankruptcy, insolvency, fraudulent transfers or other relief of debtors, then this Guaranty shall continue to be effective or shall be revived and reinstated, as necessary in order to give full effect to the Guarantor's liability hereunder, to the same extent as if such payment, transfer and/or receipt had never occurred. This Guaranty shall not release, modify, revoke or terminate any other guaranty heretofore or hereafter executed by Guarantor; nor shall any other guaranty heretofore or hereafter executed by Guarantor release, modify, revoke or terminate this Guaranty unless such other guaranty specifically refers to this Guaranty and the release, modification, revocation or termination (as applicable) is accepted by Bank in writing.

    (3) The obligations of THE GUARANTOR HEREUNDER ARE independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether action if brought against Borrower or whether the Borrower or Guarantor is joined in any such action or actions.

    (4) It is the intent hereof that this obligation of Guarantor shall be and remain unaffected, (a) by the existence or non-existence, validity or invalidity, of any pledge, assignment or conveyance given as security; or (b) by any understanding or agreement that any other person, firm or corporation was or is to execute this or any other guaranty, any of the notes evidencing the Indebtedness, or any part thereof, or any other document or instrument or was or is to provide collateral for any Indebtedness; or (c) by resort on the part of Bank, or failure of Bank to resort, to any other security or remedy for the collection of said Indebtedness; or (d) by the bankruptcy, insolvency or dissolution of the Guarantor, the Borrower or any other person, and in case of any such bankruptcy, the failure of Bank to file a claim against such bankrupt's estate, or the failure of Bank otherwise to seek remedies as a consequence of such events.

    (5) The Guarantor authorizes Bank, without notice or demand and without affecting the Guarantor's liability hereunder, from time to time to (a) renew, compromise, extend, accelerate, restate, consolidate, replace, refinance or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereof; (b) take and hold security for the payment of this Guaranty or any of the Indebtedness and/or exchange, modify, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; and/or (d) release or substitute the Borrower or other obligors, endorsers or guarantors of all or any part of the Indebtedness (including, without limitation, the Guarantor).

      (6) The Guarantor waives any right to require Bank (a) to proceed against the Borrower; (b) to protect, preserve, proceed against or exhaust any security held from Borrower; or (c) to pursue any other remedy in Bank's power whatsoever. The Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or Guarantor (including any defense based on or arising out of the unenforceability of any part of the Indebtedness for any cause whatsoever) or by reason of the cessation from any cause whatsoever of the liability of the Borrower or Guarantor. Until all Indebtedness shall have been paid in full, Guarantor shall not have any rights of subrogation, reimbursement, contribution or indemnity or any right of recourse to any assets or properties of the Borrower, and the Guarantor waives (i) all such rights, if any, of subrogation, reimbursement, contribution, indemnity and recourse, (ii) any right to enforce any remedy which Bank now has or may hereafter have against the Borrower or the Guarantor and (iii) any benefit of, and any right of recourse to or to participate in any security now or hereafter held by Bank or otherwise constituting collateral for any Indebtedness. The Guarantor waives all presentments, demands for performance, notices of nonperformance, notice of acceleration, notice of intent to accelerate, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurrence of new or additional Indebtedness, and waives any rights or defenses based, in whole or in part, upon an offset by the Borrower or Guarantor against any obligation or Indebtedness now or hereafter owed to the Borrower or the Guarantor (including to the Guarantor by the Borrower). The Guarantor waives the benefit of any statute of limitations or other defenses affecting the Borrower's liability for the Indebtedness or the enforcement thereof or such Guarantor's liability hereunder or the enforcement thereof, and the Guarantor further agrees that any payment by the Borrower or other circumstances that operate to toll any statute of limitations as to the Borrower shall operate to toll statute of limitations as to the Guarantor. The Guarantor waives any rights to exemption under the constitution of the State of Alabama or any other state as to any indebtedness or obligation created hereunder.

    (7) In addition to all liens upon, and rights of setoff against, moneys, securities or other property of the Guarantor given to Bank by law, Bank shall have and hereby is granted a lien upon, security interest in and a right of setoff against all moneys, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien, security interest or right of setoff may be exercised without demand upon or notice to the Guarantor. No lien, security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by failure to exercise such right of setoff or to enforce such lien or security interest, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien specifically is waived or released in a written instrument executed by Bank.

    (8) Any indebtedness of the Borrower to the Guarantor, whether now existing, hereafter arising, secured or unsecured, and if secured, the security for same, hereby is subordinated to the Indebtedness; and such subordinated indebtedness, if Bank so requests, shall be collected, enforced and received by such Guarantor as trustee for Bank and be paid over to Bank on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor under this Guaranty.

    (9) Where the Borrower or Guarantor are corporations, partnerships, joint ventures, trusts, limited liability companies, business organizations or enterprises, it shall not be necessary for Bank to inquire into the power or authority of Borrower or Guarantor or the officers, directors, partners, trustees or agents acting or purporting to act on their behalf.

    (10) Guarantor shall pay attorney's fees actually incurred based on the attorney's normal hourly rate and the number of hours worked and not the attorneys' fees statutorily defined in O.C.G.A. ss.13-1-11 and all other costs and expenses which are incurred by Bank in the enforcement of this Guaranty.

    (11) No right or power of Bank hereunder shall be deemed to have been waived by any act or conduct or failure or delay to act on the part of Bank or any of its agents, employees or representatives; and the terms and provisions hereof may not be waived, altered, modified, or amended except in writing duly signed by a duly authorized officer of the Bank. In the event that Bank shall waive in writing any provision or requirement hereunder, such waiver shall be effective only for the specific purposes, circumstances and duration stated in said waiver. Bank may without notice assign this Guaranty in whole or in part and each reference herein to Bank shall be deemed to include its successors and assigns. The provisions of the Guaranty are binding upon the Guarantor and the legal representatives, personal representatives, successors and assigns thereof and shall inure to the benefit of the Bank and each of its successors and assigns. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTOR AND THE BANK HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA. The Guarantor acknowledges that any cause of action arising under this Guaranty will be a cause of action arising from a Georgia transaction and that it is foreseeable that this Guaranty and the performance hereof have and will have significant effects in the State of Georgia, and that Guarantor's execution of this Guaranty will subject Guarantor to judicial jurisdiction in the State of Georgia. If any of the provisions of this Guaranty or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of the provisions of this Guaranty, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law. Except as expressly set forth in this Guaranty, this Guaranty is the entire agreement of the Guarantor and the Bank with respect to the guarantee of the Indebtedness by the Guarantor and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Bank unless expressed herein. Any notice by a Guarantor to the Bank shall be effective only upon the actual receipt thereof by an officer of Bank at the address specified below, and in the event no such address is specified, at Bank's principal corporate office in Birmingham, Alabama, Attention: General Counsel.

    (12) This Guaranty is given under the seal of all parties hereto, and it is intended that this Guaranty is and shall constitute and have the effect of a sealed instrument according to law.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty under seal effective as of the 1st day of June, 1999.

                                   GUARANTOR:


Mr. Charles S. Roberts                                Roberts Realty Investors, Inc., a Georgia corporation
C/o Roberts Properties, Inc.
--------------------------------------
ADDRESS OF GUARANTOR                                  By:      /s/ Charles S. Roberts
                                                         --------------------------------------------------
8010 Roswell Road, Suite 120                          Title:   President
--------------------------------------                       -----------------------------------------------
Atlanta, GA 30350

                                                               [CORPORATE SEAL]







STATE OF GEORGIA )
COUNTY OF FULTON )

         I, Joey M. Bushey, a Notary Public in and for such County in said State, hereby certify that Charles S. Roberts, whose name as Chief Executive Officer of Roberts Realty Investors, Inc., is signed to the foregoing instrument, and is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such Chief Executive Officer and with full authority, executed the same voluntarily for and as the act of said Corporation on the day the same bears date.

         Given under my hand this 10th day of June, 1999.


                                    /s/ Joey M. Bushey
                                    -----------------------------------------
                                    Notary Public

                    My commission expires: Notary Public, Dekalb County, Georgia
(NOTARIAL SEAL)                            My Commission Expires June 21, 2002